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                                                               ARTHUR ANDERSEN



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-69485 for Hartford Life Insurance Company Separate Account Two on Form N-4.



Hartford, Connecticut                               /s/ Arthur Andersen LLP
October 16, 2000